Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of IceWeb, Inc. (“IceWEB”) and Computers and Tele-Comm, Inc. and Subsidiary (“CTCI”) gives effect to the acquisition of CTCI., under the purchase method of accounting prescribed by ASC 805 Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of IceWeb, Inc. would actually have been if the acquisition had in fact occurred on October 1, 2011 nor do they purport to project the results of operations or financial position of IceWeb for any future period or as of any date, respectively.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between IceWeb, Inc.  and Computers and Tele-Comm, Inc.

You should read the financial information in this section along with IceWeb’s historical financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

IceWEB, Inc.
Unaudited Pro Forma Combined Balance Sheet
September 30, 2012
			Pro Forma Adjustments
CURRENT ASSETS:	CTCI	IceWEB	Debit	Credit	Pro Forma
Cash	$ 14,726	$ 269,594	$ -	$ -	$ 284,320
Accounts receivable, net	127,890	563,320	-	-	691,210
Marketable securities	-	72,000			72,000
Inventory, Net	-	282,231	-	-	282,231
Prepaid expenses	19,060	19,702	-	-	38,762
Other current assets	-	6,875	-	-	6,875
	161,676	1,213,722	-	-	1,375,398

OTHER ASSETS:
Property and equipment, net	1,049,460	499,785	-	-	1,549,245
Deposits	174,930	13,320	-	-	188,250
Other assets	-	1,545			1,545
Marketable Securities	-	237,600			237,600
Deferred financing costs, net	-	114,395			114,395
Intangible assets, net of accumulated amortization of $203,753)	-	-	611,259	203,753	407,506
Total Assets	$ 1,386,066	$ 2,080,367	$ 611,259	$ 203,753	$ 3,873,939

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$ 198,149	$ 824,128	$ -	$ -	$ 1,022,277
Notes payable	534,412	2,059,582	-	-	2,593,994
Convertible notes payable, net of discount	-	105,176			105,176
Derivative liability	-	1,104,499			1,104,499
Notes payable - related party	4,588	-	-	-	4,588
Deferred revenue	-	24,896	-	-	24,896
Total current liabilities	737,149	4,118,281	-	-	4,855,430

Long-Term Liabilities
Notes Payable	732,120	-	-	-	732,120

Total Liabilities	$ 1,469,269	$ 4,118,281	$ -	$ -	$ 5,587,550

Stockholders’ Deficit
Preferred Stock ($.001 par value; 10,000,000 shares authorized)
Series B convertible preferred stock ($.001 par value; 626,667 shares issued and outstanding)	$ -	$ 626	$ -	$ -	$ 626
Common stock ($.001 par value; 1,000,000,000 shares authorized; 216,443,809 shares issued and 215,943,809 shares outstanding, respectively and 157,959,066 shares issued and 134,443,725 shares outstanding, respectively	570,542	215,945		611,259	1,397,746
Additional paid in capital	-	38,343,043			38,343,043
Accumulated deficit	(653,745)	(40,813,128)	203,753		(41,670,626)
Accumulated other comprehensive income		228,600			228,600
Treasury stock, at cost, (162,500 shares)	-	(13,000)	-	-	(13,000)

Total Stockholders’ Deficit	$ (83,202)	$ (2,037,914)	$ 203,753	611,259	(1,713,611)

Total Liabilities and Stockholders’ Deficit	$ 1,386,066	$ 2,080,367	$ 203,753	$ 611,259	$ 3,873,939

IceWEB, Inc.
Unaudited Pro Forma Combined Statement of Operations
For the twelve months ended September 30, 2012

			Pro Forma Adjustments
	CTCI	IceWEB	Debit	Credit	Pro Forma

Sales	$ 1,358,233	$ 2,640,520	$ -	$ -	$ 3,998,753

Cost of sales	187,238	1,780,246	-	-	1,967,484

Gross profit	1,170,995	860,274	-	-	2,031,269

Operating expenses:
Sales, general and administrative expense	524,727	3,838,388	-	-	4,363,115
Research and development expense	-	1,046,026			1,046,026
Depreciation and amortization	454,352	202,130	203,753		860,235
Total Operating Expenses	979,079	5,086,544	203,753	-	6,269,376

Income (Loss) From Operations	191,916	(4,226,270)	(203,753)	-	(4,238,107)

Other income (expenses):
Gain/(loss) on change in derivative liability	-	645,501	-	-	645,501
Interest income	3	22			25
Interest expense	(190,249)	(2,904,300)	-	-	(3,094,549)

Total other income (expenses):	(190,246)	(2,258,777)	-	-	(2,449,023)

Net income (loss)	$ 1,670	$ (6,485,047)	$ (203,753)	$ -	$ (6,687,130)

IceWEB, Inc.
Unaudited Pro Forma Combined Balance Sheet
June 30, 2013
			Pro Forma Adjustments
	CTCI	IceWEB	Debit	Credit	Pro Forma
CURRENT ASSETS:
Cash	$ 15,376	$ 78,543	-	-	$ 93,920
Other receivables	-	1,780			1,780
Accounts receivable, net	50,729	54,040	-	-	104,769
Marketable securities	-	3,690			3,690
Inventory, Net	-	280,482	-	-	280,482
Prepaid expenses	27,114	75,393	-	-	102,507
Other current assets	-	120,380	-	-	120,380
	93,219	614,308	-	-	707,527
					-
OTHER ASSETS:					-
Property and equipment, net	963,838	378,850	-	-	1,342,688
Deposits	188,874	13,320	-	-	202,194
Other assets	-	1,545			1,545
Intangible assets, net of accumulated amortization of $356,568)	-	-	611,259	356,568	254,691
Total Assets	1,245,931	1,008,023	611,259	356,568	2,508,645

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$ 504,609	$ 700,890	$ -	$ -	$ 1,205,499
Notes payable, current	907,607	-	-	-	907,607
Convertible notes payable, net of discount	-	172,262			172,262
Derivative liability	-	116,875			116,875
Notes payable - related party	-	111,000	-	-	111,000
Deferred revenue	-	2,995	-	-	2,995
Total current liabilities	1,412,216	1,104,022	-	-	2,542,966

Long-Term Liabilities
Notes Payable	902,356	1,640,610	-	-	2,542,966

Total Liabilities	$ 2,314,572	$ 2,744,632	$ -	$ -	$ 5,059,204

Stockholders’ Deficit
Preferred Stock ($.001 par value; 10,000,000 shares authorized)
Series B convertible preferred stock ($.001 par value; 626,667 shares issued and outstanding)	-	626	-	-	626
Common stock ($.001 par value; 1,000,000,000 shares authorized; 330,619,860 shares issued and 330,457,360 shares outstanding at June 30, 2013	589,826	330,602	-	611,259	1,531,687
Additional paid in capital	-	43,347,232	-	-	43,347,232
Accumulated deficit	(1,658,467)	(45,324,759)	356,568	-	(47,339,794)
Accumulated other comprehensive income	-	(77,310)	-	-	(77,310)
Treasury stock, at cost, (162,500 shares)	-	(13,000)	-	-	(13,000)

Total Stockholders’ Deficit	(1,068,641)	(1,736,608)	356,568	611,259	(2,550,559)

Total Liabilities and Stockholders’ Deficit	$ 1,245,932	$ 1,008,023	$ 356,568	$ 611,259	2,508,645

IceWEB, Inc.
Unaudited Pro Forma Combined Statement of Operations
For the nine months ended June 30, 2013

			Pro Forma Adjustments
	CTCI	IceWEB	Debit	Credit	Pro Forma

Sales	$ 840,787	$ 873,446	$ -	$ -	$ 1,714,233

Cost of sales	162,674	491,480	-	-	654,154

Gross profit	678,113	381,966	-	-	1,060,079

Operating expenses:
Sales, general and administrative expense	478,318	4,712,364	-	-	5,190,682
Research and development expense		656,491	-	-	656,491
Depreciation and amortization	326,326	120,936	152,815	-	600,077
Total Operating Expenses	806,644	5,489,791	152,815	-	6,447,250

Income (loss) From Operations	(126,531)	(5,107,825)	152,815	-	(5,387,171)

Other income (expenses):
Gain (loss) on change in derivative liability		987,624	-	-	987,624
Interest income	3	-	-	-	3
Interest expense	(145,960)	(391,430)	-	-	(537,391)

Total other income (expenses):	(145,957)	596,194	-	-	450,237

Net income (loss)	$ (272,488)	$ (4,511,631)	$ 152,815	$ -	$ (4,936,934)

IceWEB, Inc.
Unaudited Pro forma Adjustments to Combined Financial Statements

(a) To record the impact of the acquisition of Computers & Telecom, Inc. and Subsidiary by IceWEB
	Debit	Credit
Intangible assets	$ 611,259	$ -
Common stock	-	611,259
	$ 611,259	$ 611,259

(b) To record one year’s amortization expense of intangible assets acquired

	Debit	Credit
Amortization expense	$ 203,753	$ -
Accumulated amortization expense	-	203,753
	$ 203,753	$ 203,753

(c) To record nine month’s amortization expense of intangible assets acquired

	Debit	Credit
Amortization expense	$ 152,815	$ -
Accumulated amortization expense	-	152,815
	$ 152,815	$ 152,815